Exhibit 99.2

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RETIREMENT CENTER COMMUNITIES - FOURTH QUARTER 2005
 ($'s in thousands)


                                     RETIREMENT CENTER COMMUNITIES:  TOTAL
----------------------------------------------------------------------------------------------------------------

                                   Q1 04     Q2 04     Q3 04     Q4 04     Q1 05     Q2 05     Q3 05     Q4 05
                                  -------   -------   -------   -------   -------   -------   -------   -------
Resident and healthcare revenue   $85,288   $85,578   $86,526   $89,787   $91,482   $93,794   $95,244   $97,594
Community operating expense        56,791    56,546    58,168    59,085    60,890    61,869    63,481    64,810
                                  -------   -------   -------   -------   -------   -------   -------   -------
Community operating
 contribution                      28,497    29,032    28,358    30,702    30,592    31,925    31,763    32,784
Community operating margin           33.4%     33.9%     32.8%     34.2%     33.4%     34.0%     33.3%     33.6%

Community operating contribution
 excluding Amortization of
  Deferred Entrance Fee Revenue    25,832    26,592    26,249    27,553    28,357    29,226    29,252    30,075

Ending Occupancy                    8,374     8,424     8,436     8,482     8,585     8,567     8,635     8,655
Ending Occupancy %                   94.4%     95.0%     95.1%     95.7%     94.6%     94.8%     95.3%     96.0%

Average Monthly Occupancy           8,376     8,382     8,408     8,438     8,532     8,572     8,593     8,627
Monthly Revenue per unit          $ 3,394   $ 3,403   $ 3,430   $ 3,547   $ 3,574   $ 3,647   $ 3,695   $ 3,771
Year to Year % Change                 8.0%      6.3%      5.0%      9.8%      5.3%      7.2%      7.7%      6.3%

Monthly Operating Contribution
 per unit                           1,134     1,155     1,124     1,213     1,195     1,241     1,232     1,267
Year to Year % Change                13.0%     12.4%     14.2%     16.2%      5.4%      7.5%      9.6%      4.4%


                               RETIREMENT CENTER COMMUNITIES:  RENTAL COMMUNITIES
----------------------------------------------------------------------------------------------------------------

                                   Q1 04     Q2 04     Q3 04     Q4 04     Q1 05     Q2 05     Q3 05     Q4 05
                                  -------   -------   -------   -------   -------   -------   -------   -------
Resident and healthcare revenue   $55,007   $55,249   $56,306   $57,387   $58,493   $59,919   $61,386   $62,633
Community operating expense        34,326    33,983    35,422    35,932    36,739    37,259    38,768    39,374
                                  -------   -------   -------   -------   -------   -------   -------   -------
Community operating
 contribution                      20,681    21,266    20,884    21,455    21,754    22,660    22,618    23,259
Community operating margin           37.6%     38.5%     37.1%     37.4%     37.2%     37.8%     36.8%     37.1%

Ending Occupancy                    5,576     5,595     5,581     5,623     5,586     5,597     5,648     5,690
Ending Occupancy %                   95.2%     95.5%     95.2%     96.0%     95.4%     95.7%     96.5%     97.2%

Average Monthly Occupancy           5,582     5,576     5,580     5,594     5,602     5,596     5,615     5,655
Monthly Revenue per unit          $ 3,285   $ 3,303   $ 3,364   $ 3,420   $ 3,480   $ 3,569   $ 3,644   $ 3,692
Year to Year % Change                 7.5%      6.5%      4.5%      9.0%      5.9%      8.1%      8.3%      8.0%

Monthly Operating Contribution
 per unit                           1,235     1,271     1,248     1,278     1,294     1,350     1,343     1,371
Year to Year % Change                11.2%     11.8%     10.3%      7.4%      4.8%      6.2%      7.6%      7.2%


                               RETIREMENT CENTER COMMUNITIES:  ENTRANCE FEE CCRCs
----------------------------------------------------------------------------------------------------------------

                                   Q1 04     Q2 04     Q3 04     Q4 04     Q1 05     Q2 05     Q3 05     Q4 05
                                  -------   -------   -------   -------   -------   -------   -------   -------
Resident and healthcare revenue   $30,281   $30,329   $30,220   $32,400   $32,989   $33,875   $33,858   $34,961
Community operating expense        22,465    22,563    22,746    23,153    24,151    24,610    24,713    25,436
                                  -------   -------   -------   -------   -------   -------   -------   -------
Community operating
 contribution                       7,816     7,766     7,474     9,247     8,838     9,265     9,145     9,525
Community operating margin           25.8%     25.6%     24.7%     28.5%     26.8%     27.4%     27.0%     27.2%

Ending Occupancy                    2,798     2,829     2,855     2,859     2,999     2,970     2,987     2,965
Ending Occupancy %                   93.0%     94.0%     94.8%     95.0%     93.3%     93.2%     93.8%     94.5%

Average Monthly Occupancy           2,795     2,806     2,828     2,844     2,930     2,976     2,978     2,972
Monthly Revenue per unit          $ 3,612   $ 3,603   $ 3,562   $ 3,797   $ 3,753   $ 3,794   $ 3,790   $ 3,921
Year to Year % Change                 9.2%      6.1%      5.9%     11.0%      3.9%      5.3%      6.4%      3.3%

Monthly Operating Contribution
 per unit                             932       923       881     1,084     1,005     1,038     1,024     1,068
Year to Year % Change                17.3%     13.0%     25.4%     45.0%      7.9%     12.5%     16.2%     -1.4%

Net Cash Flow per unit
 (includes Net Resale Cash
 Flow)                              1,326     1,503     1,442     1,217     1,397     1,551     1,007     1,695

Entrance Fee Sales:
Total Entrance Fee (Independent
 Living) Units                      2,066     2,066     2,066     2,064     2,217     2,213     2,214     2,214
Ending Occupancy %                   95.4%     96.3%     97.1%     97.2%     95.8%     95.6%     95.7%     96.3%

Entrance Fee Sales (in units)          69        84        79        68        70        81        61        80
Entrance Fee Sales                $10,257   $11,976   $11,931   $ 9,224   $11,589   $14,271   $ 9,563   $14,680
Refunds paid on Entrance Fee
 Terminations                       2,433     2,868     3,181     3,192     4,137     5,293     5,437     4,484
Net Resale Cash Flow                7,824     9,108     8,750     6,032     7,452     8,978     4,126    10,196

NOTE: The sales proceeds at entrance fee CCRCs provide a source of financing to the community, thereby reducing the financing costs (interest or lease expense) that it would otherwise incur. As a result of the residents paying an up-front entrance fee, they pay a lower monthly service fee than they would pay at a similar rental community without entrance fees. As a result, entrance fee communities have lower operating margins (but lower non-operating financing costs) than similar rental communities.






AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - FOURTH QUARTER 2005
 ($'s in thousands)

                                      FREE-STANDING ASSISTED LIVING COMMUNITIES
----------------------------------------------------------------------------------------------------------------------

                                    Q1 04     Q2 04      Q3 04      Q4 04     Q1 05     Q2 05     Q3 05      Q4 05
                                   -------   -------    -------    -------   -------   -------   -------    -------
Resident and healthcare revenue    $22,663   $23,532    $24,563    $25,506   $26,207   $26,847   $28,195    $29,020
Community operating expense         17,061    17,519     17,657     17,970    18,447    18,027    19,475     19,505
                                   -------   -------    -------    -------   -------   -------   -------    -------
Community operating contribution     5,602     6,013      6,906      7,536     7,760     8,820     8,720      9,515
Community operating margin            24.7%     25.6%      28.1%      29.5%     29.6%     32.9%     30.9%      32.8%

Ending Occupancy                     2,394     2,456      2,504      2,533     2,562     2,561     2,630      2,643
Ending Occupancy %                    84.3%     86.5%      88.3%      89.3%     90.1%     89.9%     90.8%      91.2%


Average Monthly Occupancy            2,384     2,430      2,478      2,521     2,537     2,557     2,592      2,630
Monthly Revenue per unit           $ 3,169   $ 3,228    $ 3,304    $ 3,372   $ 3,443   $ 3,500   $ 3,626    $ 3,678
Year to Year % Change                  8.7%      7.5%       8.2%       9.9%      8.7%      8.4%      9.7%       9.1%

Monthly Operating Contribution
 per unit                              783       825        929        996     1,020     1,150     1,121      1,206
Year to Year % Change                 78.5%     46.3%      39.2%      37.3%     30.2%     39.4%     20.7%      21.0%

NOTE: Excludes two non-consolidated joint ventures from Q1 04 to Q2 05; one non-consolidated joint venture during Q3 05 and nine non-consolidated joint ventures during Q4 2005.





AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
INNOVATIVE SENIOR CARE / THERAPY
FOURTH QUARTER 2005
($'s in thousands)


                                   Q1 04       Q2 04      Q3 04      Q4 04     Q1 05     Q2 05     Q3 05      Q4 05
                                ----------  ----------  ---------  --------- --------- --------- --------- -----------

Revenues                          $8,781      $9,207     $9,970    $10,902   $11,745   $12,504   $13,472     $14,452

Therapy clinics                       81          87         93         96       107       115       124         127

Outside clinics
 (included in above totals)           12          17         23         25        34        41        50          52

Therapy staff
   Full time                         248         280        338        354       369       432       493         521
   Part time                         201         205        232        225       208       194       196         187





AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - FOURTH QUARTER 2005
 ($'s in thousands)


 INCLUDING ENTRANCE FEE COMMUNITIES:
------------------------------------
                                      Three months ended December 31
                                     --------------------------------       $           %
                                            2005              2004       Change     Change
                                          --------          --------    ---------  ---------
Resident & Healthcare revenue             $124,731          $115,292    $   9,439        8.2%
Community operating expense                 82,740            77,056        5,684        7.4%
                                          --------          --------    ---------  ---------
Community operating contribution          $ 41,991          $ 38,236        3,755        9.8%
Community operating margin                    33.7%             33.2%


# Locations                                     59                59
Avg. Occupancy                                94.6%             93.6%
Avg. Occupied Units                         11,056            10,958           98        0.9%
Avg. Mo. Revenue/unit                     $  3,761          $  3,507    $     253        7.2%
Avg. Mo. Operating Contribution/unit         1,266             1,163          103        8.8%


 EXCLUDING ENTRANCE FEE COMMUNITIES:
------------------------------------
                                      Three months ended December 31
                                     --------------------------------      $           %
                                            2005              2004       Change     Change
                                          --------          --------    ---------  ---------
Resident & Healthcare revenue             $ 91,122            82,893    $   8,229        9.9%
Community operating expense                 58,598            53,905        4,693        8.7%
                                          --------          --------    ---------  ---------
Community operating contribution          $ 32,524          $ 28,988        3,536       12.2%
Community operating margin                    35.7%             35.0%


# Locations                                     53                53
Avg. Occupancy                                94.4%             93.3%
Avg. Occupied Units                          8,239             8,115          124        1.5%
Avg. Mo. Revenue/unit                     $  3,687          $  3,405    $     282        8.3%
Avg. Mo. Operating Contribution/unit         1,316             1,191          125       10.5%


* This table sets forth certain selected financial and operating data on a Same
Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared.




AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - FOURTH QUARTER 2005
 ($'s in thousands)


                                                   Three months ended    Three months ended
                                                       December 31,          December 31,
                                                   ------------------   ------------------
                                                     2005        %        2004        %
                                                   --------  --------   --------  --------
COMPOSITION
-----------
Revenues:
 Retirement Centers
   Independent living                              $ 40,284      31.0%  $ 37,160      32.0%
   Assisted living                                   15,252      11.8%    14,703      12.6%
   Skilled Nursing                                   20,959      16.2%    19,760      17.0%
   Ancillary services, including Innovative
    Senior Care (therapy and wellness programs)      18,390      14.2%    15,015      12.9%
   Amortization of Deferred Entrance Fee Revenue      2,709       2.0%     3,149       2.7%
                                                   --------  --------   --------  --------
                                                     97,594      75.3%    89,787      77.2%

 Free-Standing Assisted Living
   Assisted living                                   25,324      19.5%    22,766      19.6%
   Ancillary services, including Innovative
    Senior Care (therapy and wellness programs)       3,696       2.9%     2,740       2.4%
                                                   --------  --------   --------  --------
                                                     29,020      22.4%    25,506      22.0%

 Total Resident and Healthcare Revenue              126,614      97.7%   115,293      99.2%

 Management and Contract Services                     1,848       1.5%       443       0.4%
 Reimbursed Expenses                                  1,099       0.8%       532       0.4%
                                                   --------  --------   --------  --------
                                                      2,947       2.3%       975       0.8%
                                                   --------  --------   --------  --------

 Total Revenues                                    $129,561     100.0%  $116,268     100.0%



BY PAYOR
--------
 Private Pay                                       $107,476      83.0%  $ 98,189        84.5%
 Medicare                                            19,610      15.1%    15,244        13.1%
 Medicaid                                             2,475       1.9%     2,835         2.4%
                                                   --------  --------   --------  ----------
 Total                                             $129,561     100.0%  $116,268       100.0%



AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - FOURTH QUARTER 2005

UNIT CAPACITY BY COMMUNITY TYPE
-------------------------------
                                        At December 31, 2005
                                       -----------------------
                                       Locations     Capacity
                                       ----------   ----------
Rental Retirement Centers:
   Owned-100%                                  3          445
   Leased                                     19        5,429
   Managed - other                             3          679
                                       ----------   ----------
                                              25        6,553

Entrance Fee Retirement Centers:
   Owned-100%                                  3          919
   Owned- 90%                                  -            -
   Leased                                      3        1,479
   Managed-Freedom Square                      1          739
   Managed-other                               3          737
                                       ----------   ----------
                                              10        3,874

Free-Standing AL's:
   Owned-100%                                 11          975
   Owned-Joint Venture                         9          947
   Leased                                     20        1,831
   Leased-Joint Venture                        1           91
                                       ----------   ----------
                                              41        3,844

All Communities:
   Owned-100%                                 17        2,339
   Owned- 90%                                  -            -
   Owned-Joint Venture                         9          947
   Leased                                     42        8,739
   Leased-Joint Venture                        1           91
   Managed-Freedom Square                      1          739
   Managed-other                               6        1,416
                                       ----------   ----------
                                              76       14,271

Note: Leased communities include both operating and capital leases. The nine
Owned-Joint Ventures are managed and are not consolidated. Freedom Square is consolidated due to the variable interest entity rules set forth in FIN 46.